                                                     FILE NOS: 2-76640/811-3429
                                                               2-76639/811-3428
                                                               2-79359/811-3568
                                                               2-74285/811-3274



                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          CAPITAL APPRECIATION FUND
                            HIGH YIELD BOND TRUST
                             MANAGED ASSETS TRUST
                            MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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
                           CAPITAL APPRECIATION FUND
                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                   March 5, 1999

To the Shareholders:

           Notice is hereby given that a Special Shareholder Meeting of Capital Appreciation Fund (the "Fund") will be held at its office at One Tower Square, Hartford, Connecticut on Friday, April 30, 1999 at 9:00 a.m. for the following purposes:

1.         PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES


           Item 1.A. Proposal To Amend The Fundamental Investment Policy On Issuer Diversification
           Item 1.B. Proposal To Amend The Fundamental Investment Policy On Industry Concentration
           Item 1.C. Proposal To Amend The Fundamental Investment Policy On Borrowing
           Item 1.D. Proposal To Amend The Fundamental Investment Policy On Real Estate
           Item 1.E.      Proposal To Amend The Fundamental Investment Policy On
                          Loans
           Item 1.F. Proposal To Amend The Fundamental Investment Policy On Commodities
           Item 1.G. Proposal To Amend The Fundamental Investment Policy On Underwriting


2. PROPOSAL TO REDESIGNATE AND AMEND OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES


           Item 2.A. Proposal To Redesignate And Amend The Fundamental Investment Policy On Liquidity
           Item 2.B Proposal To Redesignate And Amend The Fundamental Investment Policy On Investments To Exercise Control
           Item 2.C.      Proposal to Redesignate and Amend the Fundamental
                          Investment Policy on Short Sales
           Item 2.D.      Proposal To Redesignate And Amend The Fundamental
                          Investment Policy On Purchasing On Margin
           Item 2.E. Proposal To Redesignate And Amend The Fundamental Investment Policy On Pledging Assets
           Item 2.F.      Proposal To Eliminate The Fundamental Investment
                          Policy On Oil, Gas And Minerals
           Item 2.G.      Proposal To Eliminate The Fundamental Investment
                          Policy On "Unseasoned Issuers"
           Item 2.I. Proposal To Eliminate The Fundamental Investment Policy On Investing In Warrants
           Item 2.J. Proposal To Redesignate And Amend The Fundamental Investment Policy On Investing In The Securities Of Other Investment Companies
           Item 2.M. Proposal to Eliminate the Fundamental Investment Policy on Securities in Which Management Holds


3. PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO PERMIT THE FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

4. To act on any and all such other business as may properly come before the meeting.

The close of business on March 1, 1999 has been fixed as the record date for the determination of beneficial Shareholders entitled to notice of and to vote at said meeting.

           By order of the Board of Trustees.


                                                    ERNEST J. WRIGHT, SECRETARY

Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU
OWN.

                             HIGH YIELD BOND TRUST
                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                  March 5, 1999

To the Shareholders:

           Notice is hereby given that a Special Shareholder Meeting of High Yield Bond Trust (the "Fund") will be held at its office at One Tower Square, Hartford, Connecticut on Friday, April 30, 1999 at 9:00 a.m. for the following purposes:

1.         PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES


           Item 1.A. Proposal To Amend The Fundamental Investment Policy On Issuer Diversification
           Item 1.B. Proposal To Amend The Fundamental Investment Policy On Industry Concentration
           Item 1.C. Proposal To Amend The Fundamental Investment Policy On Borrowing
           Item 1.D. Proposal To Amend The Fundamental Investment Policy On Real Estate
           Item 1.E.      Proposal To Amend The Fundamental Investment Policy On
                          Loans
           Item 1.F. Proposal To Amend The Fundamental Investment Policy On Commodities
           Item 1.G. Proposal To Amend The Fundamental Investment Policy On Underwriting


2. PROPOSAL TO REDESIGNATE AND AMEND OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES


           Item 2.A. Proposal To Redesignate And Amend The Fundamental Investment Policy On Liquidity
           Item 2.B Proposal To Redesignate And Amend The Fundamental Investment Policy On Investments To Exercise Control
           Item 2.C.      Proposal to Redesignate and Amend the Fundamental
                          Investment Policy on Short Sales
           Item 2.D.      Proposal To Redesignate And Amend The Fundamental
                          Investment Policy On Purchasing On Margin
           Item 2.E.      Proposal To Redesignate And Amend The Fundamental
                          Investment Policy On Pledging Assets
           Item 2.J.      Proposal To Redesignate And Amend The Fundamental
                          Investment Policy On Investing In The Securities Of Other Investment Companies
           Item 2.M. Proposal to Eliminate the Fundamental Investment Policy on Securities in Which Management Holds Interests


3. PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO PERMIT THE FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

4. To act on any and all such other business as may properly come before the meeting.

The close of business on March 1, 1999 has been fixed as the record date for the determination of beneficial Shareholders entitled to notice of and to vote at said meeting.

           By order of the Board of Trustees.

                                                    ERNEST J. WRIGHT, SECRETARY

Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU
OWN.

                              MANAGED ASSETS TRUST
                                ONE TOWER SQUARE
                           HARTFORD, CONNECTICUT 06183

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                  March 5, 1999

To the Shareholders:

           Notice is hereby given that a Special Shareholder Meeting of Managed Assets Trust (the "Fund") will be held at its office at One Tower Square, Hartford, Connecticut on Friday, April 30, 1999 at 9:00 a.m. for the following purposes:

1.         PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES


           Item 1.A. Proposal To Amend The Fundamental Investment Policy On Issuer Diversification
           Item 1.B. Proposal To Amend The Fundamental Investment Policy On Industry Concentration
           Item 1.C. Proposal To Amend The Fundamental Investment Policy On Borrowing
           Item 1.D. Proposal To Amend The Fundamental Investment Policy On Real Estate
           Item 1.E.      Proposal To Amend The Fundamental Investment Policy On
                          Loans
           Item 1.F. Proposal To Amend The Fundamental Investment Policy On Commodities
           Item 1.G. Proposal To Amend The Fundamental Investment Policy On Underwriting

2. PROPOSAL TO REDESIGNATE AND AMEND OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES


           Item 2.A. Proposal To Redesignate And Amend The Fundamental Investment Policy On Liquidity
           Item 2.B Proposal To Redesignate And Amend The Fundamental Investment Policy On Investments To Exercise Control
           Item 2.C.      Proposal to Redesignate and Amend the Fundamental
                          Investment Policy on Short Sales
           Item 2.D.      Proposal To Redesignate And Amend The Fundamental
                          Investment Policy On Purchasing On Margin
           Item 2.E.      Proposal To Redesignate And Amend The Fundamental
                          Investment Policy On Pledging Assets
           Item 2.J.      Proposal To Redesignate And Amend The Fundamental
                          Investment Policy On Investing In The Securities Of Other Investment Companies
           Item 2.L. Proposal to Redesignate the Fundamental Investment Policy on "Credit Ratings of Issuers"


3. PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO PERMIT THE FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

4. To act on any and all such other business as may properly come before the meeting.

The close of business on March 1, 1999 has been fixed as the record date for the determination of beneficial Shareholders entitled to notice of and to vote at said meeting.

           By order of the Board of Trustees.


                                                    ERNEST J. WRIGHT, SECRETARY

Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU
OWN.

                             MONEY MARKET PORTFOLIO
                                ONE TOWER SQUARE
                           HARTFORD, CONNECTICUT 06183

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                   March 5, 1999

To the Shareholders:

           Notice is hereby given that a Special Shareholder Meeting of Money Market Portfolio (the "Fund") will be held at its office at One Tower Square, Hartford, Connecticut on Friday, April 30, 1999 at 9:00 a.m. for the following purposes:

1.         PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES


           Item 1.A. Proposal To Amend The Fundamental Investment Policy On Issuer Diversification
           Item 1.B. Proposal To Amend The Fundamental Investment Policy On Industry Concentration
           Item 1.C. Proposal To Amend The Fundamental Investment Policy On Borrowing
           Item 1.D. Proposal To Amend The Fundamental Investment Policy On Real Estate
           Item 1.E.      Proposal To Amend The Fundamental Investment Policy On
                          Loans
           Item 1.F. Proposal To Amend The Fundamental Investment Policy On Commodities
           Item 1.G. Proposal To Amend The Fundamental Investment Policy On Underwriting

2. PROPOSAL TO REDESIGNATE AND AMEND OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES


           Item 2.A. Proposal To Redesignate And Amend The Fundamental Investment Policy On Liquidity
           Item 2.B Proposal To Redesignate And Amend The Fundamental Investment Policy On Investments To Exercise Control
           Item 2.C.      Proposal to Redesignate and Amend the Fundamental
                          Investment Policy on Short Sales
           Item 2.D.      Proposal To Redesignate And Amend The Fundamental
                          Investment Policy On Purchasing On Margin
           Item 2.E. Proposal To Redesignate And Amend The Fundamental Investment Policy On Pledging Assets
           Item 2.F.      Proposal To Eliminate The Fundamental Investment
                          Policy On Oil, Gas And Minerals
           Item 2.G.      Proposal To Eliminate The Fundamental Investment
                          Policy On "Unseasoned Issuers"
           Item 2.H. Proposal To Eliminate the Fundamental Investment Policies on Puts, Calls, Straddles, Spreads, or Combinations
           Item 2.J. Proposal To Redesignate and Amend the Fundamental Investment Policy on Investing in the Securities of Other Investment Company
           Item 2.K. Proposal To Redesignate and Amend the Fundamental Investment Policy on Maximum Maturity of Investments to Comply with Rule 2a-7.
           Item 2.M. Proposal to Eliminate the Fundamental Investment Policy on Securities in Which Management Holds Interests


3. PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO PERMIT THE FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

4. To act on any and all such other business as may properly come before the meeting.

The close of business on March 1, 1999 has been fixed as the record date for the determination of beneficial Shareholders entitled to notice of and to vote at said meeting.

           By order of the Board of Trustees.



                                                    ERNEST J. WRIGHT, SECRETARY

Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU
OWN.

                           CAPITAL APPRECIATION FUND
                             HIGH YIELD BOND TRUST
                              MANAGED ASSETS TRUST
                             MONEY MARKET PORTFOLIO

                             Shareholders Meetings

                                 April 30, 1999

                                PROXY STATEMENT

         THE BOARDS OF TRUSTEES OF CAPITAL APPRECIATION FUND ("CAF"), HIGH YIELD BOND TRUST ("HYBT"), MANAGED ASSETS TRUST ("MAT") AND MONEY MARKET PORTFOLIO ("MMP"), (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS") SOLICIT YOUR PROXY ON BEHALF OF EACH FUND. This proxy statement is being furnished in connection with the solicitation of voting instructions, as further described below, from owners of variable contracts ("beneficial owners") for use at each Fund's special shareholders meeting to be held at the Trust's office, One Tower Square, Hartford, Connecticut, beginning at 9:00 a.m. on April 30, 1999, and any adjournments (collectively, the "Meeting"). This proxy material will be mailed to beneficial owners of Fund shares beginning on or about March 5, 1999.

GENERAL

         The purpose of the Meeting generally is to adopt standard fundamental investment policies for all of the Funds. The specific purposes for each Fund are set forth below and in the accompanying Notice. To adopt the proposed standard fundamental investment policies, a Fund may need to adopt a fundamental policy or to amend, redesignate, or eliminate some or all of current fundamental investment policies. The following chart indicates the beneficial owners who are entitled to provide instructions on each proposal:

                      SUMMARY OF VOTING ON PROPOSAL ITEMS

-------------------------------------------------------------------------------------------------------------------------------
         1.    1.   1.    1.   1.    1.   1.     2.    2.   2.   2.    2.    2.   2.     2.   2.   2.     2.    2.   2.     3.
FUND      A     B    C     D    E     F    G      A     B    C    D     E     F    G      H    I    J      K     L    M
-------------------------------------------------------------------------------------------------------------------------------
CAF       X     X    X     X    X     X    X      X    X     X    X     X     X    X           X     X                X     X
-------------------------------------------------------------------------------------------------------------------------------
HYBT      X     X    X     X    X     X    X      X    X     X    X     X                            X                X     X
-------------------------------------------------------------------------------------------------------------------------------
MAT       X     X    X     X    X     X    X      X    X     X    X     X                            X           X          X
-------------------------------------------------------------------------------------------------------------------------------
MMP       X     X    X     X    X     X    X      X    X     X    X     X     X    X      X          X     X          X     X
-------------------------------------------------------------------------------------------------------------------------------

VOTE BY PROXY

         An instruction card is enclosed for use at the Meeting. You may revoke the instruction card at any time before the vote is taken at the Meeting by sending a written notice of revocation to the Trust's Secretary or by appearing in person to provide instructions at the Meeting. All instruction cards that are properly executed, received in time, and not so revoked will be voted at the Meeting in accordance with the instructions on them. Instruction cards that are properly executed but provide no specific instructions will be voted in favor of the Proposals.

COST OF SOLICITATION

         Each Fund will pay a portion of the Meeting costs, including the cost of proxy solicitation allocated on the basis of each Fund's relative net asset value. Under each Fund's respective Management Agreement, The Travelers Insurance Company ("Travelers Insurance") reimburses the Fund for the amount by which its aggregate annual expenses (including the cost, among other things, of printing, preparing and mailing special meeting notices and proxy solicitation materials) exceeds 1.25% of each Fund's average net assets (0.40% for MMP) for any year during which its Management Agreement remains in effect. Travelers Insurance is located at One Tower Square, Hartford, Connecticut 06183. Travelers Insurance has engaged the services of Management Information Services ("MIS") to assist in the solicitation of proxies. The aggregate cost of soliciting the Funds' beneficial owners is expected to be approximately [$______].

         In addition to the solicitation of proxies by mail, each Fund's trustees, officers, and/or employees of a Fund's adviser may solicit proxies in person or by telephone. The adviser for each Fund is Travelers Asset Management International Corporation ("TAMIC" or the "adviser").

SHAREHOLDERS AND THE VOTE

         Shareholders may vote only on matters that concern the Fund or Funds in which they hold shares. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Only shareholders of record of each Fund at the close of business on March 1, 1999 (the record date) will be entitled to notice of and to vote at the Meeting.

         The number of full and fractional votes for which a beneficial owner is entitled to provide voting instructions is set forth on the enclosed instruction card(s). Shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Trust: (1) if only one person votes, that vote will bind all; (2) if more than one person votes, the vote of the majority will bind all; and (3) if more than one person votes and the vote is evenly divided, the vote will be cast proportionately.

         As of the record date, separate accounts that fund variable annuity contracts and variable life insurance contracts issued by Travelers Insurance and The Travelers Life and Annuity Company (collectively, with their affiliates, "The Travelers") were the record owners of all of the Funds' shares. As of that date, no single shareholder or group, other than The Travelers, beneficially owned more than 5% of a Fund's outstanding shares.

         This proxy material is being mailed to owners of, or participants in, variable annuities and variable life insurance contracts who had allocated amounts to one or more Fund through certain separate accounts as of the record date (namely, the beneficial owners of the shares). The beneficial owners instruct The Travelers how to vote the shares in which the beneficial owners have a beneficial interest. The Travelers will vote all shares held by it as instructed by the contract owners or participants. Further, The Travelers intends to vote all shares for which no instruction cards are received in the same proportion as the shares for which instructions are received.

         To hold the Meeting with respect to a Fund, a majority of each Fund's shares entitled to vote must be present in person or by proxy at the Meeting. In the event that a quorum is present but sufficient votes in favor of one or more items of a Proposal are not received by the Meeting time, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment requires the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the particular Fund's shareholders. Each Fund's shareholders vote separately with respect to each item of a Proposal, pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") and the applicable Declaration of Trust.

VOTE REQUIRED: APPROVAL OF EACH ITEM OF EACH PROPOSAL FOR A FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF: (A) 67% OF THE FUND'S SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY, OR (B) A MAJORITY OF THE FUND'S OUTSTANDING SHARES.

         Each Fund's Board of Trustees (each, a "Board", and collectively, the "Boards") has approved and recommends that Fund shareholders approve the following Proposals to amend, redesignate (and amend as applicable), or eliminate each Fund's current investment policies. Proposal items that are approved at the Meeting will become effective on May 1, 1999. Proposal items that are not approved will not be implemented.

THE PROPOSALS GENERALLY

         For each item of the Proposals, the relevant current investment policy is described generally below. Each proposed fundamental investment policy also is specifically discussed below. Items designated as "fundamental" may be changed only with shareholder approval as described above. The effect of a "FOR" vote on each item of the Proposals is detailed; specifically, whether the current policy will be: (1) amended, (2) redesignated (and amended as applicable), or (3) eliminated entirely.

         Each Board may adopt additional or supplemental fundamental investment policies for the Fund without shareholder approval if required by federal regulators or if each Board determines the policies to be necessary or desirable. The proposed standard investment policies meet all of the requirements of the 1940 Act, and no other fundamental investment policies in addition to the proposed policies are presently required by the 1940 Act. A detailed listing of the proposed fundamental and operating (nonfundamental) policies as well as each Fund's current fundamental policies are provided in Appendices A and B, respectively, for your reference.

         The reasons for the Proposals are: (1) to conform the Funds' fundamental policies to ones that are expected to become standard for all mutual funds managed by The Travelers, (2) to simplify and modernize the policies that are required to be fundamental by the 1940 Act, and (3) to eliminate as fundamental any policies that are not required to be fundamental by that Act. The Boards believe that standard policies will assist the Funds, The Travelers, and the adviser and subadviser in monitoring compliance with the various policies to which the Funds are subject. By reducing to a minimum those policies that can be changed only with shareholder approval, the Funds will be able to minimize costs and delay associated with holding frequent annual shareholders' meetings. The Boards propose to amend certain of the Funds' investment policies, as described below, in order to render clearer and simpler statements of the Funds' fundamental policies. Finally, the Boards also believe that The Travelers' and the adviser's and subadviser's ability to manage the Funds' assets efficiently in a changing investment environment should be enhanced and that investment management opportunities should be increased by these changes. Each Board may approve or revise nonfundamental investment policies without seeking approval from shareholders.

         The Boards do not anticipate that amending, redesignating and amending, or eliminating a Fund's current fundamental investment policies generally will result in a material change in the level of risk associated with an investment in that Fund. If the proposed changes are approved by a Fund's shareholders at the Meeting, the registration statement (including each Fund's prospectus and statement of additional information) will be revised to reflect the changes and reflect any modified investment policies. In the event that a proposed change is not approved by a Fund's shareholders, the Fund will retain the relevant current fundamental policy.

         In the following discussion, "the Fund" refers to each Fund.

         IN ALL THREE PROPOSALS, FUND POLICIES THAT ARE DESIGNATED AS FUNDAMENTAL MAY NOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL BY SHAREHOLDERS. OPERATING (NONFUNDAMENTAL) POLICIES MAY BE CHANGED BY THE BOARDS WITHOUT SHAREHOLDER APPROVAL.

1.       PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

         ITEM 1.A. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON ISSUER DIVERSIFICATION

         The Boards have proposed amending the Funds' fundamental investment policies on issuer diversification to conform such policies to the requirements of Section 5(b)(1) of the 1940 Act and to permit the Funds greater flexibility to invest in securities that the adviser or subadviser considers to present attractive investment opportunities, including possible conversion to master-feeder or fund-of-funds structures. The 1940 Act requires that a "diversified" mutual fund adopt a fundamental investment policy with regard to diversification. The Funds are "diversified" within the meaning of the 1940 Act. This means that by law, each Fund must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These policies apply only at the time of investment, and the Fund may invest up to 25% of its total assets without regard to such policies. In addition, these policies do not apply to Fund holdings of or investments in cash, cash items, U.S. government securities or securities of other investment companies.

         Currently each Fund's policy is more restrictive than is required by the 1940 Act. The Funds they apply the diversification policies to a higher percentage of their assets than is required by law. The proposed investment policy would conform the Fund's diversification policies with the law and among the other Funds managed by the adviser. It should be understood that the proposed amendment, by permitting the Fund to invest a greater percentage of its assets with a single issuer or to hold an increased percentage of an issuers voting securities, could potentially increase the risk to the Fund in the event of adverse developments affecting the securities of such issuer.

         The proposed fundamental investment policy on diversification is set forth below in italics followed by a summary of the Fund's current fundamental investment policy on issuer diversification. The Boards believe it is in the best interests of each Fund and its shareholders and beneficial owners to adopt the proposed fundamental investment policy in lieu of its current fundamental diversification policy.

         PROPOSED NEW FUNDAMENTAL POLICY: [THE FUND MAY NOT] WITH RESPECT TO 75% OF ITS ASSETS, PURCHASE A SECURITY OTHER THAN A SECURITY ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES, INSTRUMENTALITIES, OR GOVERNMENT-SPONSORED ENTERPRISES OR A SECURITY OF AN INVESTMENT COMPANY IF, AS A RESULT: (1) MORE THAN 5% OF THE FUND'S TOTAL ASSETS WOULD BE INVESTED IN THE SECURITIES OF A SINGLE ISSUER, OR (2) THE FUND WOULD OWN MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY SINGLE ISSUER.

         CHANGES TO CURRENT FUNDAMENTAL POLICIES: Adoption of the proposed fundamental diversification policy represent a change in each Fund's fundamental diversification policy. Currently, each Fund applies part or all of its diversification policies to a percentage higher than the 75% required by the 1940 Act for diversified funds. Approval of the proposed policy would establish that the diversification policies for each Fund apply to only 75% of the Fund's assets. For CAF, MAT, and MMP the percentage of assets to which the securities-of-a-single-issuer restriction applies would change from 100% to 75%. For HYBT the percentage of assets to which the securities-of-a-single-issuer restriction applies would change from 85% to 75%. For CAF, HYBT, MAT, and MMP the percentage of assets to which the voting securities restriction applies would change from 100% to 75%.

         In addition, the proposed policy exempts from the diversification restrictions securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or government-sponsored enterprises and securities of an investment company. Currently, not every Fund exempts these types of securities from its diversification policies. CFA and HYBT, do not exempt U.S. government securities from either the securities-of-a-single-issuer or the voting securities restrictions of their diversification policies. MAT exempts U.S. government securities from the securities-of-a-single-issuer restriction. MMP exempts U.S. government securities from both the securities-of-a-single-issuer and the voting securities restrictions. No Fund currently exempts securities of an investment company from either the securities-of-a-single-issuer or the voting securities restrictions.

         ITEM 1.B. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON INDUSTRY CONCENTRATION

         The 1940 Act requires that a mutual fund adopt a fundamental policy whether or not the fund may invest more than 25% of its assets (concentration policy) in the securities of issuers in any one industry. The concentration policy need not apply to investments in U.S. government securities.

         The proposed fundamental investment policy on industry concentration is set forth below in italics followed by a summary of the Funds' current fundamental industry concentration policies. The Boards believe it is in the best interests of each Fund and its shareholders and beneficial owners to adopt the proposed fundamental investment policy in lieu of its current fundamental industry concentration policy.

         PROPOSED NEW FUNDAMENTAL POLICY: [THE FUND MAY NOT] PURCHASE A SECURITY IF, AS A RESULT, MORE THAN 25% OF THE FUND'S TOTAL ASSETS WOULD BE INVESTED IN SECURITIES OF ISSUERS CONDUCTING THEIR PRINCIPAL BUSINESS ACTIVITIES IN THE SAME INDUSTRY. FOR PURPOSES OF THIS POLICY, THERE IS NO LIMIT ON: (1) INVESTMENTS IN U. S. GOVERNMENT SECURITIES, IN REPURCHASE AGREEMENTS COVERING U. S. GOVERNMENT SECURITIES, IN SECURITIES ISSUED BY THE STATES, TERRITORIES OR POSSESSIONS OF THE UNITED STATES ("MUNICIPAL SECURITIES") OR IN FOREIGN GOVERNMENT SECURITIES; OR (2) INVESTMENT IN ISSUERS DOMICILED IN A SINGLE JURISDICTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY, TO THE EXTENT PERMITTED BY THE 1940 ACT, THE FUND MAY INVEST IN ONE OR MORE INVESTMENT COMPANIES; PROVIDED THAT, EXCEPT TO THE EXTENT THAT IT INVESTS IN OTHER INVESTMENT COMPANIES PURSUANT TO SECTION 12(d)(1)(A) OF THE 1940 ACT, THE FUND TREATS THE ASSETS OF THE INVESTMENT COMPANIES IN WHICH IT INVESTS AS ITS OWN FOR PURPOSES OF THIS POLICY.

         CHANGES TO CURRENT FUNDAMENTAL POLICIES: Each Fund currently has a fundamental policy prohibiting concentration in any one industry. The proposed restriction clarifies that government securities and securities of investment companies (under certain circumstances) are exempt from the current prohibition. The proposed policy also clarifies that issuers domiciled in the same jurisdiction are not considered to be in the same industry. CAF, HYBT, and MAT currently have a policy generally prohibiting concentration.
Currently, MMP's fundamental concentration policy exempts securities issued by banks and securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities. No Fund currently states that concentration does not include issuers domiciled in a single jurisdiction.

         ITEM 1.C. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON BORROWING

         The 1940 Act requires that a mutual fund adopt a fundamental policy on borrowing. The 1940 Act prohibits a fund from issuing any senior security (including debt), except that it permits borrow from banks in an amount not exceeding one third of its total assets.

         Because a Fund may occasionally need to borrow money to meet substantial shareholder redemption or exchange requests when available cash is not sufficient to satisfy these needs, the Boards have proposed amending the Funds' current policies to permit the Funds greater flexibility to engage in borrowing transactions. Much of what is included in the Funds' current fundamental borrowing policies is not required by applicable law. The proposed fundamental investment policy would permit borrowing up to the maximum amount allowed by the 1940 Act and related Securities and Exchange Commission ("SEC") interpretations. Also, the proposed policy would conform the Funds' policies on borrowing to other funds managed by the adviser. The Boards believe that standard policy will assist the Funds and the adviser in monitoring compliance with the various investment policies to which the Funds are subject.

         The proposed fundamental investment policy on borrowing is set forth below in italics followed by a summary of the Funds' current fundamental borrowing policies. The Boards believe it is in the best interests of each Fund and its shareholders and beneficial owners to adopt the proposed fundamental investment policy on borrowing in lieu of its current fundamental investment policy.

         PROPOSED NEW FUNDAMENTAL POLICY: [THE FUND MAY NOT] BORROW MONEY IF, AS A RESULT, OUTSTANDING BORROWINGS WOULD EXCEED AN AMOUNT EQUAL TO ONE THIRD OF THE FUND'S TOTAL ASSETS.

CHANGES TO CURRENT FUNDAMENTAL POLICIES: The proposed policy would allow each Fund to borrow from any person and for any reason and could materially increase the percentage of a Fund's assets that may be borrowed. Currently, CAF and HYBT are restricted to borrowing 10% of their respective gross assets and one third of their net assets. MAT is restricted to borrowing 10% of its total assets. MMP currently is permitted to borrow up to one-third of its assets.

         The proposed policy would change each Fund's borrowing policies by allowing the Funds to borrow for purposes other than "emergency", "temporary", or "extraordinary" and by allowing the Funds to make additional investments before paying back their borrowings. The proposed policy would change MMP's policy on borrowing by allowing the Fund to borrow for purposes other than to facilitate transactions during abnormally heavy redemption requests. Approval of the proposed policy would permit clarification of each Fund's policy as well as permit it to engage in borrowing in a manner consistent with current law and the SEC's interpretive positions.

         ITEM 1.D. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON REAL ESTATE

         The 1940 Act requires that a mutual fund adopt a fundamental policy on acquiring interests in real estate. The Boards have proposed that the Funds' current fundamental investment policies on investments in real estate be amended so that they are more clear and uniform.

         The proposed fundamental real estate policy is not expected to affect the Funds' investment programs or instruments in which they invest. The Funds will not purchase or sell real estate. The Boards believe that the proposed real estate policy would clarify that the Funds are permitted to hold and sell real estate only in the event that the Fund acquired the real estate as a result of the ownership of securities or other instruments. Further, the proposed amendment would clarify that the Funds may purchase all types of securities secured by real estate, or interests therein, or issued by companies that invest in real estate.

         The proposed fundamental investment policy on real estate is set forth below in italics followed by a summary of the Funds' current fundamental real estate investment policies. The Boards believe it is in the best interests of each Fund and its shareholders and beneficial owners to adopt the proposed fundamental real estate policy in lieu of its current fundamental investment policy.

         PROPOSED NEW FUNDAMENTAL POLICY: [THE FUND MAY NOT] PURCHASE OR SELL REAL ESTATE UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS (BUT THIS SHALL NOT PREVENT THE FUND FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY REAL ESTATE OR IN SECURITIES OF COMPANIES ENGAGED IN THE REAL ESTATE BUSINESS).

         CHANGES TO CURRENT FUNDAMENTAL POLICIES: For each Fund, the proposed fundamental investment policy primarily would conform the language of their current real estate policies with the standard policy. The proposed policy would also permit each Fund to invest in securities backed by real estate and securities of companies engaged in the real estate business. Further, the proposed policy would ensure that no Fund would be in violation of a fundamental investment policy in the event that it were to acquire real estate as a result of its ownership of securities or other instruments. Currently, CAF is not prohibited from purchasing real estate but is prohibited from purchasing real estate investment trusts that deal in real estate or related
interests.   HYBT is prohibited from purchasing real estate or interests in real estate, except through the purchase of securities commonly purchased by financial institutions that do not include direct interests in real estate or mortgages. MAT is prohibited from purchasing or selling real estate, but is allowed to invest in securities secured by real estate or interests therein. MMP is prohibited from investing in real estate, other than money market securities secured by real estate, or money market securities issued by companies that invest in real estate or related interests.

         ITEM 1.E.        PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES
                          ON LOANS

         The 1940 Act requires that a mutual fund adopt a fundamental policy on loans. The Funds' current fundamental loan policies prohibit the Funds from many types of lending that are permitted by law.

         The Boards believe that securities lending and other forms of lending could be attractive investments for the Funds. The Boards propose to amend each Fund's current fundamental loan policies to permit the Fund to engage in securities lending to the extent permitted by applicable law. The proposed policy generally would incorporate each Fund's current investment policy while restating it more clearly and succinctly. Further, the proposed policy would allow the Funds to make loans to the extent permitted by law, up to one third of the Fund's total assets.

         The proposed fundamental investment policy on loans is set forth below in italics followed by a brief explanation of the changes the proposal would bring to each Fund's current fundamental investment policies on loans. The Boards believe it is in the best interests of each Fund and its shareholders and beneficial owners to adopt the proposed fundamental loan policy in lieu of its current fundamental investment policy.

         PROPOSED NEW FUNDAMENTAL POLICY: [THE FUND MAY NOT] MAKE LOANS TO OTHER PARTIES IF, AS A RESULT, MORE THAN ONE THIRD OF ITS TOTAL ASSETS WOULD BE LOANED TO OTHER PARTIES. FOR PURPOSES OF THIS LIMITATION, ENTERING INTO REPURCHASE AGREEMENTS, LENDING SECURITIES, AND ACQUIRING ANY DEBT SECURITY ARE NOT DEEMED TO BE THE MAKING OF LOANS.

         CHANGES TO CURRENT FUNDAMENTAL POLICIES: The proposed policy would allow each Fund to invest up to the statutory maximum of one third its assets, for any reason (as permitted by law and the Funds' investment restrictions), rather than prohibiting them from lending at all, other than in a few enumerated situations. Further, the proposed policy would clarify that repurchase agreements, lending of securities and debt securities are not considered "loans" for the purposes of the calculating the one third limitation.

         ITEM 1.F. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON COMMODITIES

         The 1940 Act requires that a mutual fund adopt a fundamental policy on investments in commodities. The Boards have proposed amendments to the Funds' current fundamental investment policies to provide the Funds with greater flexibility in buying and selling futures contracts and options on futures contracts. The Funds' current investment policy prohibits investment in commodities, though CAF and MAT are permitted to invest in specific types of securities (i.e. futures contracts and options on futures contracts) for hedging purposes. The restrictive provisions of the Funds' current fundamental investment policies on commodities are not required by law. The Boards believe the Funds' adviser should have greater flexibility to enter into futures contracts and related options consistent with the Funds' investment objectives and programs, as market and regulatory developments require and permit, without the necessity of seeking further shareholder approval. The new policy would also conform each Fund's policy on commodities to one that is expected to become standard for the advisor's funds. The Boards believe that standardized policies will assist the Funds and their adviser in monitoring compliance with the various investment policies to which the Funds are subject.

         The proposed fundamental investment policy on commodities is set forth below in italics followed by a brief explanation of the changes the proposal would bring to each Fund's current fundamental investment policy on commodities. The Boards believe it is in the best interests of each Fund and its shareholders and beneficial owners to adopt the proposed fundamental commodities policy in lieu of its current fundamental investment policy.

         PROPOSED NEW FUNDAMENTAL POLICY: [THE FUND MAY NOT] PURCHASE OR SELL PHYSICAL COMMODITIES UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS (BUT THIS SHALL NOT PREVENT THE FUND FROM PURCHASING OR SELLING OPTIONS AND FUTURES CONTRACTS AND OPTIONS ON FUTURES OR FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY PHYSICAL COMMODITIES).

         CHANGES TO CURRENT FUNDAMENTAL POLICIES:   The proposed policy would
change the policies of all the Funds by allowing them to own physical commodities if such commodities happen to be acquired through ownership of securities or other instruments and allowing them to invest in securities backed by physical commodities. The proposed policy also would allow them to invest in options, futures contracts and options on futures without limitation as to purpose. CAF and MAT currently are prohibited from purchasing commodities or commodities contracts except transactions involving financial futures contracts to limit transaction and borrowing costs and for hedging purposes. HYBT currently is prohibited from purchasing and MMP from investing in any commodities or commodities contracts.

         ITEM 1.G. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON UNDERWRITING

         The 1940 Act requires that a mutual fund adopt a fundamental investment policy on underwriting securities issued by other issuers. The Funds' current fundamental investment policies on underwriting provide that the Funds will not engage in underwriting the securities of other issuers. The Boards propose to restate each Fund's current policy on underwriting to make it more succinct and uniform. The proposed policy, which does not represent a material change in the Funds' current investment policies, would prohibit the Funds from underwriting the securities of other issuers (which is not a part of the normal activities of a mutual fund). The proposed policy also would clarify that sales of portfolio securities by the Funds that may be deemed to be an underwriting are not prohibited.

         The proposed fundamental investment policy on underwriting is set forth below in italics followed by a brief explanation of the changes the proposal would bring to each Fund's current fundamental investment underwriting policy. The Boards believe it is in the best interests of each Fund and its shareholders and beneficial owners to adopt the proposed fundamental underwriting policy in lieu of its current fundamental investment policy.

         PROPOSED NEW FUNDAMENTAL POLICY: [THE FUND MAY NOT] UNDERWRITE (AS THAT TERM IS DEFINED IN THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT")) SECURITIES ISSUED BY OTHER PERSONS EXCEPT, TO THE EXTENT THAT IN CONNECTION WITH THE DISPOSITION OF ITS ASSETS, THE FUND MAY BE DEEMED TO BE AN UNDERWRITER.

         CHANGES TO CURRENT FUNDAMENTAL POLICIES: The proposed policy would not materially change CAF's, HYBT's, or MAT's investment policies regarding underwriting, but make the language more succinct and uniform. The proposed restriction does not materially change MMP's restriction on underwriting, but merely clarifies that, for purposes of this restriction, it is permissible for the Fund to be technically deemed an underwriter in connection with the disposition of its assets.

2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES

         ITEM 2.A. PROPOSAL TO REDESIGNATE AND AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON LIQUIDITY

         The Boards have proposed that the fundamental investment policies on purchasing unmarketable or illiquid securities be redesignated as operating policies. If the proposed change is approved by shareholders, each Board has approved adopting an operating policy that would: (1) allow the Fund to invest up to 15% (10% for MMP) of its net assets in illiquid securities, and (2) conform the Fund's operating policy in this area to one that is expected to become standard for all the adviser's funds. CAF's, HYBT's and MAT's current fundamental policies for illiquid securities limits each Fund to a maximum of 10% of its total assets, which is no longer required by the 1940 Act and SEC interpretations. MMP's current policy restricts purchases only of repurchase agreements with remaining maturities of more than seven days. The proposed operating policy would permit the Funds (except MMP) to invest up to 15% (10% for MMP) of its total assets, currently permissible under applicable SEC interpretations, which should provide the Funds with greater flexibility in
responding to market and regulatory developments.   Further, MMP's policy would
be consistent with current legal requirements.

         As open-end investment companies, the Funds may not hold a significant amount of illiquid securities because such securities may present valuation problems, and it is possible the Funds could have difficulty satisfying redemptions within seven days as required under the 1940 Act. In general, the SEC defines an illiquid security as one that cannot be sold in the ordinary course of business within seven days at approximately the value at which a Fund has valued the security. Illiquid securities may include those securities with legal or contractual restrictions on resale ("restricted securities") and repurchase agreements with a duration of more than seven days.

         In recognition of the increased size and liquidity of the institutional markets for unregistered securities and in light of the importance of institutional investors in the capital formation process, the SEC has adopted rules, including Rule 144A under the 1933 Act, designed to further facilitate efficient trading among institutional investors. These rules permit a broader institutional trading market for securities subject to restriction on resale to the general public. Since institutional markets are developing that trade in these securities, the Funds are constrained by their current investment policies. Accordingly, the adviser has recommended that the Funds' current fundamental policy be eliminated. Further, the adviser has recommended that the Funds adopt operating policies that would permit investing in illiquid securities to the extent permissible under the 1940 Act and treating "restricted" securities that are nonetheless liquid to be purchased without regard to the Funds' limit on illiquid investments. Of course, the Funds would modify their operating policy to comply with future regulatory and market developments.

         If this proposal is approved by shareholders, the specific types of securities that might be deemed to be illiquid would be determined from time to time by the adviser under policies approved by the Boards, with reference to legal, regulatory and market developments. By making the Funds' policies on illiquid securities nonfundamental, the Funds would be able to respond more quickly to market developments because no shareholder vote would be required to redefine what types of securities may be deemed illiquid. In accordance with the Funds' policies prohibiting the Funds from acting as underwriters, no Fund would purchase restricted securities for the purpose of subsequent distribution in a manner that would cause the Fund to be deemed an underwriter.

         If adopted by shareholders, the new operating policy would allow the Funds to invest up to 15% of its net assets in illiquid securities. The 15% limit for CAF, HYBT, and MAT would be a higher percentage of illiquid securities than the Funds are currently permitted (10%) and is the result of a 1992 liberalization by the SEC regarding these securities. If the fundamental policy is changed to an operating policy, the Funds would, without the necessity of any further shareholder vote, be able to take advantage of any future changes in SEC policy in this area.

         The proposed operating policy is set forth below in italics followed by a summary of the Funds' current fundamental investment policies on illiquid (including "restricted") securities. The Boards believe it is in the best interests of each Fund and its shareholders and beneficial owners to redesignate and amend such policies as the proposed operating (nonfundamental) policy.

         PROPOSED NEW OPERATING POLICY: [THE FUND MAY NOT] INVEST MORE THAN 15% (10% FOR MMP) OF ITS NET ASSETS IN: (1) SECURITIES THAT CANNOT BE DISPOSED OF WITHIN SEVEN DAYS AT THEIR THEN-CURRENT VALUE; (2) REPURCHASE AGREEMENTS NOT ENTITLING THE HOLDER TO PAYMENT OF PRINCIPAL WITHIN SEVEN DAYS; AND (3) SECURITIES SUBJECT TO RESTRICTIONS ON THE SALE OF THE SECURITIES TO THE PUBLIC WITHOUT REGISTRATION UNDER THE 1933 ACT ("RESTRICTED SECURITIES") THAT ARE NOT READILY MARKETABLE. THE FUND MAY TREAT CERTAIN RESTRICTED SECURITIES AS LIQUID PURSUANT TO GUIDELINES ADOPTED BY THE EACH FUND'S BOARD OF TRUSTEES.

         CHANGES TO CURRENT FUNDAMENTAL POLICIES: The proposed operating policy would allow CAF, HYBT and MAT to invest up to 15% of its assets in illiquid or restricted securities, rather than the current 10%, and its redesignation as an operating policy would give the Funds more flexibility to respond to changing market conditions. If adopted by shareholders , the new operating policy would conform MMP's policy with current legal requirements.
If the fundamental policy is changed to the proposed operating policy, the Fund would, without the necessity of any further shareholder vote, be able to respond to any future changes in SEC rules or policy relative to money market funds.

         ITEM 2.B PROPOSAL TO REDESIGNATE AND AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON INVESTMENTS TO EXERCISE CONTROL

         The Boards recommend that the shareholders approve the redesignation of the policies prohibiting purchasing securities for the purpose of exercising control of the issuer from fundamental to operating policies. If the proposed change is approved by shareholders, each Board has approved adopting operating policies that would: (1) prohibit investing for the sole purpose of exercising control of an issuer, and (2) conform each Fund's operating policy in this area to one that is expected to become standard for all the adviser's funds to which this type of restriction is appropriate.

         The Funds currently have fundamental investment policies that prohibit them from investing in securities for the purpose of exercising control over or management of a company. In the past, this restriction was mandated by certain state securities laws. However, as a result of the recent enactment of the National Securities Market Improvement Act of 1996 ("NSMIA"), state law restrictions on investment to exercise control or management no longer apply to the Funds. In addition, the 1940 Act currently does not contain any equivalent restrictions. The Boards, therefore, have concluded that it is in the best interests of each Fund and its shareholders and owners indirectly invested in the Fund to redesignate such policy as a nonfundamental operating policy.

         The proposed operating policy on investing to exercise control is set forth below in italics. The Boards believe it is in the best interests of each Fund and its shareholders and beneficial owners to redesignate the policy as an operating (nonfundamental) policy and to adopt the proposed language.

         PROPOSED NEW OPERATING POLICY: [THE FUND WILL NOT] MAKE INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL OF AN ISSUER. INVESTMENTS BY THE FUND IN ENTITIES CREATED UNDER THE LAWS OF FOREIGN COUNTRIES SOLELY TO FACILITATE INVESTMENT IN SECURITIES IN THAT COUNTRY WILL NOT BE DEEMED THE MAKING OF INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL.

         CHANGES TO CURRENT FUNDAMENTAL POLICIES: The proposed policy would not cause any material changes to the Funds' current policies regarding investing to exercise control. It would merely make their language uniform and clarify that the Funds could invest in certain types of foreign pools created for non-residents of that country without being deemed investing for the purpose of exercising control.

         ITEM 2.C. PROPOSAL TO REDESIGNATE AND AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON SHORT SALES

         The Funds have fundamental investment policies limiting short sales of securities. The Boards recommend that shareholders approve redesignating the fundamental investment policies as operating policies.

         In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Under the proposed operating policy, entering into short sales "against-the-box" would not be deemed to be engaging in the strategy of short sales of securities. In a short sale "against-the-box," a Fund could engage in short sales if it owned, or, by virtue of its ownership of other securities, had the right to obtain, securities equivalent in kind and amount to the securities sold short.

         The Boards recommend that the shareholders redesignate the current fundamental policies as operating policies and adopt the proposed new language. The proposal is set forth below in italics followed by a summary of the Funds' current fundamental investment policies on short sales of securities. The Boards believe it is in the best interests of each Fund and its shareholders and beneficial owners to redesignate the policy as an operating (nonfundamental) policy and to adopt the proposed language.

         PROPOSED NEW OPERATING POLICIES: [THE FUND WILL NOT] SELL SECURITIES SHORT, UNLESS IT OWNS OR HAS THE RIGHT TO OBTAIN SECURITIES EQUIVALENT IN KIND AND AMOUNT TO THE SECURITIES SOLD SHORT (SHORT SALES "AGAINST-THE-BOX"), AND PROVIDED THAT TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ARE NOT DEEMED TO CONSTITUTE SELLING SECURITIES SHORT.

         CHANGES TO CURRENT FUNDAMENTAL POLICIES: Adoption of the proposed operating policies would not materially change the substance of any of the Funds' policies. It would merely clarify that sales "against the box" and transactions in futures contracts and options, if any, are not considered short sales.

         ITEM 2.D. PROPOSAL TO REDESIGNATE AND AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON PURCHASING ON MARGIN

         The Funds have fundamental investment policies limiting purchasing securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with its broker as collateral for the margin loan. The Boards recommend that shareholders approve redesignating the fundamental investment policies as operating policies. The purpose of the proposal is to allow the Funds greater flexibility in responding to market and regulatory developments by providing the Boards with the authority to make changes in the respective Fund's policy on margin without further shareholder approval. The new policy would also make the Funds' policies on margin uniform with the policies of other funds managed by their adviser, allowing for more efficient management. The Boards believe that standardized policies will assist the Funds and their adviser in monitoring compliance with the various investment policies to which the Funds are subject.

         Set forth below is the proposed operating policy in italics followed by a summary of the Funds' current fundamental investment policies on purchasing securities on margin. The Boards believe it is in the best interests of each Fund and its shareholders and beneficial owners to redesignate the policy as an operating (nonfundamental) policy and to adopt the proposed language.

         PROPOSED NEW OPERATING POLICY: [THE FUND WILL NOT] PURCHASE SECURITIES ON MARGIN, EXCEPT THAT THE FUND MAY USE SHORT-TERM CREDIT FOR THE CLEARANCE OF ITS PORTFOLIO TRANSACTIONS, AND PROVIDED THAT INITIAL AND VARIATION MARGIN PAYMENTS IN CONNECTION WITH FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS SHALL NOT CONSTITUTE PURCHASING SECURITIES ON MARGIN.

         CHANGES TO CURRENT FUNDAMENTAL POLICIES: For CAF and MAT, the proposed operating policy would eliminate the 5% restriction and clarify that initial and variation margin payments in connection with futures contracts and options on futures contracts do not constitute purchasing securities on margin for purposes of this restriction. HYBT and MMP currently are prohibited from making any purchases of securities on margin. The proposed operating policy would change HYBT's and MMP's policies in that it would allow the Funds to use short-term credit necessary to clear transactions and initial and variation margin payments made in connection with any purchase and sale of futures contracts and options on futures contracts.

         ITEM 2.E. PROPOSAL TO REDESIGNATE AND AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON PLEDGING ASSETS

         Each Fund has a fundamental policy on pledging assets. The Boards have proposed that the policy be eliminated and replaced with an operating policy. Restrictions on pledging assets were imposed under certain state securities laws. As a result of the recent enactment of NSMIA, however, state law restrictions on pledging no longer apply to the Funds. In addition, the 1940 Act currently does not contain any specific restrictions on pledging, except indirectly as it relates to "borrowings." The Boards do not anticipate that redesignating the Funds' current fundamental investment policies on pledging will result in a material change of the Funds' practices.

         The new operating policy would allow each Fund to pledge its assets, consistent with its current or proposed fundamental policy on borrowing and only as it is permitted by the 1940 Act. The Boards believe it is advisable to provide the Funds with greater flexibility in pursuing their investment objectives and in responding to regulatory and market developments. The new policy would also conform the Funds' policies on pledging its assets with one that is expected to become standard for the Funds advised by the adviser. The Boards believe that standard policies will assist the Funds and adviser in monitoring compliance with the various investment policies to which the Funds are subject.

         The proposed operating policy is set forth below in italics followed by a summary of the Funds' current fundamental investment policy on pledging. The Boards believe it is in the best interests of each Fund and its shareholders and beneficial owners to redesignate the fundamental investment policy as an operating policy and to adopt the proposed language.

         PROPOSED NEW OPERATING POLICY: [THE FUND WILL NOT] PLEDGE ITS ASSETS EXCEPT AS PERMITTED BY THE 1940 ACT.

         CHANGES TO CURRENT FUNDAMENTAL POLICIES:   Currently each Fund is
restricted to pledging assets to secure permitted borrowing in an amount that is a percentage of the Funds assets. The proposed operating policy would eliminate CAF's, HYBT's, and MAT's 10% and MMP's 15% restriction. Further, it would allow them to pledge their assets consistent with their current or proposed fundamental policies on borrowing and with what is permitted by the 1940 Act.

         ITEM 2.F. PROPOSAL TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICIES ON OIL, GAS AND MINERALS

         CAF and MMP currently have fundamental investment policies prohibiting investment in oil, gas and mineral leases and exploration and development programs. In the past, this policy was imposed by certain state securities laws and regulations. However, as the result of the recent enactment of NSMIA, these state law restrictions no longer apply to the Funds. The 1940 Act currently does not contain any equivalent restrictions. Moreover, this provision is redundant because of the fundamental investment restriction regarding physical commodities exists under both the current and the proposed investment policies on commodities. The Boards have concluded that it is in the best interests of each Fund and its shareholders and owners indirectly invested in the Fund to eliminate such policies.

         ITEM 2.G. PROPOSAL TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICIES ON "UNSEASONED ISSUERS"

         CAF and MMP currently have fundamental investment policies that prohibit them from investing in securities issued by a corporation that has not been in continuous operation for three years (typically referred to as "unseasoned issuers"). This investment policy is based on restrictions on investment in unseasoned issuers contained in certain state securities laws and regulations. However, as a result of the recent enactment of NSMIA, state law restrictions on permissible investments no longer apply to the Funds. In addition, the 1940 Act currently does not contain any equivalent restrictions. Their Boards, therefore, has concluded that it is in the best interests of each Fund and its shareholders to eliminate the policy on unseasoned issuers. In addition, the Boards believe that elimination of this policy will increase the Funds' flexibility to invest in unseasoned issuers that otherwise might meet its investment objectives and policies.

         Securities of unseasoned issuers may be subject to greater risk than securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. However, the Boards believe that the increasing prevalence of unseasoned issuers, the investment opportunities offered by such issuers, and the fact that any such investments would be made in accordance with the investment objectives and policies of the Funds warrants the elimination of the current policy.

         ITEM 2.H. PROPOSAL TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICIES ON PUTS AND CALLS

         MMP currently has a fundamental investment policy that prohibits it from writing (i.e., selling) or purchasing put or call options or any combination thereof. Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. If the option is not exercised or sold, it becomes worthless at its expiration date, and the premium payment is lost to the option holder. If a mutual fund writes an option, it receives a premium that it keeps whether or not the option is sold.

         In the past, the Fund's current fundamental policy restricting writing or purchasing puts and calls was a response to certain state securities laws and regulations. However, as a result of the recent enactment of NSMIA, state law restrictions on purchasing put or call options no longer apply to the Fund. In addition, the 1940 Act currently does not require that such restriction be fundamental. Moreover, the Board believes that allowing the Fund to utilize put and call options would provide the Fund with an additional means of attempting to hedge some of the risks associated with certain investments, affording it greater flexibility in pursuing its investment objective. The Board believes it in the best interest of MMP and its shareholders and beneficial owners that the Fund be provided with greater flexibility in responding to market and regulatory developments. It is proposed therefore that MMP's fundamental policy restricting the use of these instruments be eliminated.

         ITEM 2.I. PROPOSAL TO ELIMINATE FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN WARRANTS

         CAF currently has a fundamental investment policy that limits the Fund's investment in warrants to 5% of its total assets. Restrictions on purchasing warrants were imposed under certain state securities laws. As a result of the recent enactment of NSMIA, however, state law restrictions on purchasing warrants no longer apply to the Fund. In addition, the 1940 Act currently does not contain any specific restrictions on purchasing warrants. The Board, therefore, has concluded that it is in the best interests of the Fund and its shareholders and beneficial owners to eliminate the current policy on purchasing warrants. The Board does not anticipate that eliminating the Fund's current fundamental investment policies on warrants will result in a material change of the Fund's practices.

         ITEM 2.J. PROPOSAL TO REDESIGNATE AND AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON INVESTING IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

         MMP's current policy prohibits it from investing in securities issued by other investment companies, except in the case of a merger, consolidation or reorganization. CAF, HYBT and MAT currently have fundamental investment policies regarding investments in securities issued by other investment companies that would not allow the Funds to invest in other investment companies for cash management or other purposes, including use of a master-feeder or fund-of-funds structure. While the 1940 Act limits the extent to which a mutual fund may invest in other investment companies, it does not require the adoption of a fundamental policy with respect to investment in other investment companies. Further, the Funds' current fundamental policy are redundant to the 1940 Act in that it merely recites prohibitions similar to those set forth in that Act with respect to investments in other investment companies. The Boards believe that the fundamental policy is unnecessary and should be eliminated and the standard operating policy adopted instead. Moreover, the Boards believe that the 1940 Act provisions regarding investment in other investment companies may change from time to time. The elimination of the fundamental policy and adoption of the standard operating policy, therefore, would permit the Funds maximum flexibility in responding to a changing regulatory environment and, further, allow the Funds to adopt master-feeder or fund-of-funds structures.

         The Boards believe it is in the best interests of each Fund and its shareholders and beneficial owners to eliminate the current fundamental policy and restrictions on investment in other investment companies and to adopt the following operating policy:

         PROPOSED NEW OPERATING POLICY: [THE FUND MAY NOT] INVEST IN SECURITIES OF ANOTHER INVESTMENT COMPANY, EXCEPT TO THE EXTENT PERMITTED BY THE 1940 ACT AND RULES, REGULATIONS AND EXEMPTIVE ORDERS OF THE SECURITIES EXCHANGE COMMISSION.

         CHANGES TO THE CURRENT POLICIES: The proposed operating policy would eliminate unnecessary restrictions on CAF's, HYBT's and MAT's ability to respond to a changing regulatory environment, and would allow each of the Funds to adopt a master-feeder or fund-of-funds structure. CAF, HYBT, and MAT currently cannot purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company. MAT may purchase securities of another investment company in connection with a merger, consolidation, purchase of assets or similar transaction approved by the Fund's shareholders.

         ITEM 2.K. PROPOSAL TO REDESIGNATE AND AMEND THE FUNDAMENTAL INVESTMENT POLICY ON MAXIMUM MATURITY OF INVESTMENTS TO COMPLY WITH RULE 2A-7

         MMP's current fundamental policy prohibits it from purchasing any security with a maturity date of more than one year. The 1940 Act and Rule 2a-7 thereunder provide requirements to govern the investments of all money market funds. These requirements prescribe credit quality, diversification, and maturity restrictions for all money market funds. MMP's current policy is limited to only one aspect of the Rule, maturity, and limits the Fund to a requirement that was changed by the SEC several years ago. Further, because the Fund "holds itself out" as a money market fund, it must comply with the current requirements of the 1940 Act Rule 2a-7, whether or not those requirements are incorporated in a policy.

         The Board believes that the current fundamental policy is not only unduly restrictive but also is unnecessary and should be eliminated. The Fund should have an operating (nonfundamental) policy to comply with the requirements that govern all money market funds and the standard operating policy adopted instead. Moreover, the Board believes that the 1940 Act provisions regarding money market funds may change from time to time. The elimination of the fundamental policy and adoption of the standard operating policy, therefore, would permit the Fund maximum flexibility in responding to a changing regulatory environment.

         The Board believes it is in the best interests of the Fund and its shareholders and beneficial owners to redesignate and amend the current fundamental policy to comply with the requirements of the 1940 Act regarding moneymarket funds.

         PROPOSED NEW OPERATING POLICY: THE FUND SHALL INVEST PURSUANT TO THE 1940 ACT AND RULE 2a-7 AND OTHER RULES GOVERNING INVESTMENTS OF MONEY MARKET FUNDS.

         ITEM 2.L. PROPOSAL TO REDESIGNATE THE FUNDAMENTAL INVESTMENT POLICY ON "CREDIT RATINGS OF ISSUERS'

         MAT currently has a fundamental investment policy that prohibits it from investing in securities rated below investment grade or more than 10% of its assets invested in debt securities in securities rated lower than BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Services ("Moody's"), or, if unrated, deemed comparable to such securities. This investment policy is based on restrictions on investment in lower-rated issuers contained in certain state securities laws and regulations. However, as a result of the recent enactment of NSMIA, state law restrictions on permissible investments no longer apply to the Fund. In addition, the 1940 Act currently does not contain any equivalent restrictions. The investment adviser has indicated that it would be desirable to use the ratings of an additional rating agency, Fitch Investors Service, Inc. ("Fitch"). Further, rating agency ratings are only one factor that contributes to the investment adviser's overall evaluation of credit quality and safety of an issuer. The Board, therefore, has concluded that it is in the best interests of the Fund and its shareholders to redesignate as operational the policy on credit rating of issuers. In addition, the Boards believe that redesignating this policy will increase the Fund's flexibility to invest in certain lower-rated issuers that otherwise might meet its investment objectives, quality standards and policies.

         Debt rated BB by S&P or Fitch or Ba by Moody's is considered predominately speculative regarding its capacity to pay interest and repay principal in accordance with the terms of the debt. The investment adviser does not intend to purchase this lower-quality debt except as a result of an independent quality evaluation. The Board believes it is in the best interests of the Fund and its shareholders and beneficial owners to redesignate the current fundamental policy restricting credit ratings of issuers as an operating policy and adopt the following operating policy:

         PROPOSED NEW OPERATING POLICY: THE FUND NORMALLY DOES NOT PURCHASE ANY SECURITIES RATED B OR LOWER AND, OF THE PORTION OF ITS TOTAL ASSETS INVESTED IN DEBT SECURITIES, DOES NOT PURCHASE MORE THAN 10% IN SECURITIES RATED BB BY S&P OR FITCH OR Ba BY MOODY'S.

         ITEM 2.M. PROPOSAL TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICIES ON SECURITIES IN WHICH MANAGEMENT HOLDS INTERESTS

         CAF, HYB and MMP currently have fundamental investment policies that generally prohibit them from investing in securities in which the officers, trustees or directors of the adviser or its affiliates hold "substantial" investments. This investment policy is based on restrictions on investments contained in certain state securities laws and regulations. However, as a result of the recent enactment of NSMIA, state law restrictions on permissible investments no longer apply to the Funds. In addition, the 1940 Act currently
does not contain any equivalent restrictions.   The Funds, however, are subject
to certain disclosure requirements with regard to such investments. Their Boards, therefore, have concluded that it is in the best interests of each Fund and its shareholders to eliminate the policy on these issuers. In addition, the Boards believe that elimination of this policy will increase the Funds' flexibility to invest in issuers that otherwise might meet its investment objectives and policies. The Board does not anticipate that eliminating the Funds' current fundamental investment policies on these securities will result in a material change of the Funds' practices.


3. PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

         Approval of this Proposal would enable a Fund, with the approval of its Boards, at some future time to invest its assets in a master-feeder or fund-of-funds structure. None of the Funds currently intends to convert to either a master-feeder or fund-of-funds structure. In a master-feeder structure, a fund seeks to achieve its investment objective by investing in a single investment company having substantially the same investment objective, policies and risk profile as the Fund. In a fund-of-funds structure, a Fund diversifies its assets by investing in two or more investment companies, each with a different investment objective, policies and risk profiles. A Fund investing in either a master-feeder or fund-of-funds structure would continue to pursue its current investment objective through investment in one or more investment companies, referred to as "Master Portfolios." The Master Portfolio in turn would invest directly in the securities of individual issuers. A Fund investing in one or more Master Portfolios is referred to as a "Feeder Fund."

         The following illustration compares a traditional mutual fund structure (where a Fund invests directly in portfolio securities) with a master-feeder and a fund-of-funds structure.

          [GRAPHIC: Flow chart of traditional, master-feeder & fund-of-funds structures]

         The primary reason to use a master-feeder or fund-of-funds structure would be to provide a mechanism to pool, in a single Master Portfolio, the common investments of a number of Feeder Funds and potentially other direct investors in the Master Portfolio. After approval of this Proposal and a subsequent Board determination to implement the policies described herein (which is not currently proposed), the assets of more than one Feeder Fund could be pooled in each Master Portfolio. That pooling of assets is designed to create a larger asset base for each Feeder Fund in order to provide investment and administrative efficiencies and enhanced portfolio diversification. See "Board Evaluation" below. There can be no assurance that any Fund's total expenses would be reduced as a result of the Fund's investment in a master-feeder or fund-of-funds structure.

         Approval by shareholders of a Fund of this Proposal will permit that Fund to convert in the future to a master-feeder or fund-of-funds structure or otherwise invest all or a portion of its investable assets in one or more investment companies to the extent permitted by law.

         Specifically, approval of this Proposal by Fund shareholders would permit a Fund, solely with each Boards approval at some future time, to use a master-feeder or fund-of-funds structure. It would amend that Fund's fundamental investment policies regarding diversification, concentration and/or investment in the securities of other investment companies. The amendments would clarify that the diversification and concentration policies of a Fund operating in a master-feeder or fund-of-funds structure apply to the portfolio securities of the Master Portfolios in which the Fund invests rather than to the interests in the Master Portfolios held by the Fund. These amendments are discussed in detail below under "Amendments to Investment Policies".

         Approval of this Proposal by a Fund also would amend that Fund's investment advisory agreement, for a Fund using a master-feeder or fund-of-funds structure, to eliminate the payment by a Feeder-Fund of advisory fees for portfolio management on assets invested in a Master Portfolio.

         Upon approval of this Proposal, a Fund could convert to a master-feeder or fund-of-funds structure solely upon the Boards' determination that the conversion is in the best interests of the Fund and its shareholders. A Fund would provide shareholders prior notice of a conversion. The Boards would retain the right to withdraw a Fund's investment in a Master Portfolio at any time, and the Fund could thereafter resume investing directly in individual securities or could re-invest its assets in another Master Portfolio.

         The conversion to a master-feeder or fund-of-funds structure would be accomplished by transferring each converting Fund's assets to the appropriate Master Portfolio in exchange for an interest in the Master Portfolio equal in value to the assets transferred. Each converting Fund's assets would be transferred in kind to the Master Portfolio(s) and valued in accordance with the Fund's normal valuation procedures. The conversion would not affect the net asset value of the shares of a Fund. All costs of the conversions would be borne by the Fund or Funds involved.

MASTER-FEEDER AND FUND-OF-FUNDS STRUCTURES

         Each Master Portfolio would be a separate series of a registered, open-end management investment company that was formed as a business trust under Delaware law. Each master-feeder or fund-of-funds structure and its corresponding risks are described separately below. Aspects of the two structures that are similar are described below under "Common Aspects of the Master-Feeder or Fund-of-Funds Structures."

         MASTER-FEEDER

         In a master-feeder structure, a Feeder Fund holds as its primary asset an interest in a Master Portfolio with substantially the same investment objective, policies and risk profile as the Fund. In addition, to the extent necessary to manage cash balances, a Feeder Fund may invest directly in cash and cash equivalents. The Fund would otherwise continue its normal operations. The structure is designed to achieve investment and administrative efficiencies and enhanced portfolio diversification by allowing a Fund to pool its assets with the assets of other entities invested in the Master Portfolio.

         When required under the 1940 Act, a Master Portfolio will hold a meeting of interestholders in order to obtain their approval of a change to the Portfolio's operations. As an interestholder of a Master Portfolio, a Feeder Fund would be entitled to vote in proportion to the Fund's relative interest in the Master Portfolio. If required by the 1940 Act or applicable state law, a Fund investing through a master-feeder structure will hold a meeting of its shareholders to obtain instructions on how to vote its interest in the Master Portfolio and will vote its interest in the Master Portfolio in proportion to the votes cast by the Fund's shareholders or may, under certain circumstances, without a meeting of shareholders vote its interests in the Master Portfolio in proportion to the votes cast by the outside interestholders. In other circumstances, the Boards will vote the Feeder Fund's interest in the Master Portfolio in accordance with the best interests of the Fund's shareholders.

         Subject to applicable legal requirements, the Feeder Fund will not seek instructions from its shareholders with respect to: (1) any proposal relating to a Master Portfolio that, if made with respect to the Fund, would not require the vote of Fund shareholders; or (2) any proposal relating to the Master Portfolio that is substantially the same as a proposal previously approved by the Fund's shareholders.

         FUND-OF-FUNDS

         In a fund-of-funds structure, a Feeder Fund holds interests in two or more Master Portfolios and, to the extent it manages a portion of its assets directly, individual securities of other issuers. The Fund would otherwise continue its normal operations. A Fund might invest in a number of different Master Portfolios to achieve investment and administrative efficiencies and enhanced portfolio diversification by pooling its assets with the assets of other entities invested in the Master Portfolios.

         In general, the fund-of-funds structure is suitable for a Feeder Fund that follows a "multi-style" investment approach. That approach involves the investment, through percentage allocations consistent with the Fund's investment objective and policies, in a number of Master Portfolios, each with a different investment objective and investment policies. The "multi-style" approach is intended to increase asset diversification and to reduce the risk of relying on a single investment style. A Fund would convert to a fund-of-funds structure if the Boards were to determine that it was in the best interests of the Fund to follow a "multi-style" investment approach in which the Fund's assets would be allocated among several Master Portfolios.

         A Feeder Fund's investments in the investment styles and Master Portfolios would be viewed by the adviser as no different from investments made directly by the adviser on behalf of a Fund in portfolio securities. Accordingly, consistent with a Feeder Fund's investment objective and policies, the adviser would be able to make changes in the percentage allocations at any time it deemed appropriate, including in response to market or other conditions. The adviser also would rebalance periodically the investments among the Master Portfolios to ensure that the Fund continued to operate in accordance with any target percentage allocations.

         When business or financial conditions warrant, a Feeder Fund might assume a temporary defensive position and directly invest without limit in cash or prime-quality cash equivalents. During periods when and to the extent that a Feeder Fund assumes a temporary defensive position, the Fund's assets could be invested outside of the specified ranges.

         If a Master Portfolio holds a meeting of interestholders, for instance to obtain their approval of a change in the Portfolio's operations or investment advisory agreement, a Feeder Fund, as an interestholder of a Master Portfolio, would be entitled to vote in proportion to its relative interest in the Master Portfolio. A Feeder Fund investing through a fund-of-funds structure would not, in general, hold a shareholder meeting when a Master Portfolio is conducting a meeting of its interestholders. As with any direct investment in securities, the Boards would vote the Fund's interests in the Master Portfolio in the best interests of the shareholders of the Fund.

         COMMON ASPECTS OF THE MASTER-FEEDER AND FUND-OF-FUNDS STRUCTURES

         A Fund would invest in a Master Portfolio on the same terms and conditions as any other investor in the Master Portfolio and would bear a proportionate share of the Master Portfolio's expenses.

         The Master Portfolios generally offer their shares only to institutional or other qualified shareholders. Other pooled investment vehicles that invest in the Master Portfolio, including other mutual funds, might be marketed in different ways than those used by a particular Feeder Fund or to different types of investors than those investing in that Feeder Fund. Another mutual fund investing in a Master Portfolio might sell fund shares to the general public at a different public offering price than the Funds' shares and could have different fees and expenses than the Funds. Also, other investors in a Master Portfolio may have different yields and returns than those of a particular Feeder Fund.

         If there are other investors in a Master Portfolio, there could be no assurance that a vote of all the interestholders of the Master Portfolio would result in the same outcome as a vote of the shareholders of the Feeder Fund.
If the outcome of a Master Portfolio vote were not consistent with the vote of the Fund shareholders, the Boards would consider whether it was still in the best interests of the Fund and its shareholders to invest in the Master Portfolio. The Boards would retain the right to redeem a Feeder Fund's investment in a Master Portfolio at any time if the Boards were to determine that it is in the best interests of the Fund and its shareholders to do so. A Fund might redeem, for example, if the outcome of a vote of the interestholders of a Master Portfolio were not acceptable to the Boards. A redemption could result in an in-kind distribution of portfolio securities (as opposed to a cash distribution) to the Fund by the Master Portfolio.

         If a Feeder Fund were to withdraw its investment from a Master Portfolio, the Boards would consider what action should be taken to manage the withdrawn assets. Possible actions could include management of the Fund's assets in accordance with its investment objectives and policies by its adviser (and/or named subadvisers) or investment of the assets in another Master Portfolio. The inability of a Fund to find a suitable replacement investment(s) could have a significant impact on Fund shareholders.

         A Feeder Fund's investments in a Master Portfolio could be affected by the actions of other large investors in the Master Portfolio. If, for example, a Master Portfolio had another large investor that redeemed its interest in the Master Portfolio, the Fund and the Master Portfolio's remaining investors could experience higher pro rata operating expenses and resulting lower returns.

         Investment of a Feeder Fund's assets in a Master Portfolio would affect the Fund's current arrangements for management and administrative services. As a result of the investment, some services would be provided by the service providers of the relevant Master Portfolio while others would continue to be provided directly to the Fund. Except as described in this Proxy Statement, the overall rate at which a Fund would bear costs for the provision of investment advisory and other services would remain unchanged.

         TAX CONSEQUENCES

         Management of the Trust would proceed with a conversion to a master-feeder or fund-of-funds structure only upon receipt of an opinion of counsel to the effect that neither a contribution of the Feeder Fund's assets to a Master Portfolio in exchange for an interest in the Master Portfolio nor a withdrawal of a Fund's assets (at that time) from a Master Portfolio would result in the recognition of gain or loss to the Fund for federal income tax purposes.

         Each Fund currently qualifies for treatment as a regulated investment company under the Internal Revenue Code of 1986. As such, a Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and any net realized capital gain at certain times. [The Funds are not liable for any income, corporate excise, or franchise taxes in the Commonwealth of Massachusetts.] Each Master Portfolio in which a Fund would invest would conduct its operations in a manner such that any Fund so invested would qualify for treatment as a regulated investment company.

         A Master Portfolio would not be required to pay federal income taxes on its net investment income and capital gains, as it would be structured for treatment as a partnership for federal income tax purposes. All of a Master Portfolio's interest, dividends and gains and losses would be deemed to have been "passed through" to the respective Feeder Funds in proportion to each Fund's holdings of the Master Portfolio, regardless of whether such interests, dividends or gains were distributed by the Portfolio or losses were realized by the Portfolio.

AMENDMENTS TO THE ADVISORY AGREEMENTS

         Approval of this Proposal constitutes approval of changes to the investment advisory agreements between an adviser and the Trust on behalf of
the Funds (the "Advisory Agreements").   A provision would be added to each
agreement that would prohibit duplicative payment at the Feeder Fund level of an advisory fee for investment management services if Fund assets were invested in a Master Portfolio.

AMENDMENTS TO INVESTMENT POLICIES

         Upon approval of this Proposal by the shareholders of each Fund, the Fund would amend its fundamental investment policies regarding diversification and concentration that otherwise would be inconsistent with the conversion of the Fund to a master-feeder or fund-of-funds structure. The amendments described below would not in any other way affect the manner in which a Fund currently operates. The Funds' new (or current, as the case may be) diversification and concentration policies, which are set forth in Appendices B and C to this Proxy Statement, would be superseded or supplemented by the policies stated above.

EFFECTS ON THE FUNDS

         Approval of this Proposal would affect the Funds in the following ways. Currently, all Funds are not permitted to invest using either a master-feeder or fund-of-funds structure. Upon approval of this Proposal, all Funds would be permitted, in the future, subject to the Boards' approval, to invest using a master-feeder or fund-of-funds structure without obtaining shareholder approval at that time. None of these Funds, however, currently intend to convert to either master-feeder or fund-of-funds structure.

Shareholders of each Fund are requested to approve this Item to: (1) permit the Fund to convert in the future to a master-feeder or fund-of-funds structure subject only each Boards approval at that time; (2) approve the amendments to the Investment Advisory Agreements; and, (3) standardize the Funds' investment policies with respect to master-feeder or fund-of-fund structures.

BOARD EVALUATION

         In considering the matters described in this Proposal at the Meeting, the Boards considered each Fund, including generally the potential benefits, costs and risks, as presented to the Boards by The Travelers, of a possible future conversion to a master-feeder or fund-of-funds structure. In this regard, the Boards considered the following:

    - The possibility that a Fund using a master-feeder or fund-of-funds structure could achieve greater investment and administrative efficiencies and potentially enhanced portfolio diversification than it could realize if it did not so convert. The Boards considered that to the extent certain operating costs may be fixed and are currently borne by a Fund alone, these expenses could instead be borne in whole or in part directly by a Master Portfolio and indirectly shared pro rata by the Fund and other investors in the Fund's Master Portfolio.

    - The agreement of advisers to waive fees and/or reimburse expenses so as to maintain the total combined operating expenses of the Master Portfolios for the first fiscal year following conversion to a master-feeder structure at the same levels as each Fund's total operating expenses prior to the conversion.

    - The fact that a larger asset base might allow the purchase of investment securities by a Master Portfolio in larger denominations, resulting in possible reductions in certain transactional and custodial expenses.

    - The diversification that might be achieved by investing a portfolio with a larger asset base. Greater diversification is beneficial to shareholders of a Fund because it may reduce the negative effect of the adverse performance of any one security on the performance of the entire investment portfolio.

    - The flexibility both to attract and retain assets under management provided by a master-feeder or fund-of-funds structure.

    - The fact that in certain cases the foregoing benefits would likely arise only if a Fund's Master Portfolio were to attract the assets of investors other than those currently investing in the Fund; and, that there could be no assurance that expense savings or other benefits would be realized even if other investors were to invest in a Master Portfolio.

    - Management of the Trust's opinion that over time the aggregate per share expenses of a Fund investing in a Master Portfolio should not be more than the expenses that would be incurred by a Fund if it continues to invest directly in securities, although there can be no assurance that any expense savings would be realized.

    - The possibility that the advisers and The Travelers might benefit through increased economies of scale in the event that assets under management rise, whether or not there would be a corresponding benefit to Fund shareholders; particularly, that conversion to a master-feeder or fund-of-funds structure may enable TAMIC to increase assets under management through development of new feeder funds with less risk than would be possible without this structure. Because investors in a new feeder fund would invest their assets in a Master Portfolio with an established performance record, TAMIC could attract assets with less risk of limited success than is typical in the early, developmental years of an investment vehicle.

Based on the foregoing, each Board, including a majority of the independent trustees, determined that it would be in the best interests of each Fund and its respective shareholders for shareholders to approve this Proposal.

OTHER BUSINESS

         The management of the Funds knows of no other business that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

GENERAL INFORMATION

         As of March 1, 1999, there were ______ shares of beneficial interest of CAF outstanding, ______ shares of beneficial interest of HYBT outstanding. ______ shares of beneficial interest of MAT outstanding, and ______ shares of beneficial interest of MMP outstanding.

         A copy of each Fund's Annual Shareholder Report or the year ended December 31, 1998, including financial statements, has been mailed to shareholders of record at the close of business on that date and to persons who became shareholders of record between that time and the close of business on February 19, 1999, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting.

SHAREHOLDER PROPOSALS

       The Trust does not have annual or any other regularly scheduled meetings of Shareholders, and currently has no plans to hold another meeting of Shareholders of the Trust. Special Meetings of the Shareholders may be called by the Trustees upon the written request of Shareholders owning at least 25% of the outstanding Shares entitled to vote and such written Shareholders request must be received by the Trust's Secretary at One Tower Square, Hartford, Connecticut 06183 within a reasonable time before the solicitation is made.

       It is suggested that beneficial Shareholders submit their proposals by Certified Mail -- Return Receipt Requested by December 31, 1998. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Shareholders.

The Investment Adviser

       Travelers Asset Management International Corporation, One Tower Squre, Hartford, Connecticut, serves as investment adviser to the Trust pursuant to an Investment Advisory Agreement.

The Trust's Administration

       Travelers Insurance, One Tower Square, Hartford, Connecticut 06183, is the administrator of the Trust. Travelers has entered into a subadministrative contract with an affiliate, Mutual Management Corp. to provide these services to the Trust.

Officers of the Trust

     Name                       Title                   Position Held Since
     ----                       -----                   -------------------

Heath B. McLendon       Chariman and President            January 27, 1995

Ernest J. Wright        Secretary                         October 21, 1994

Kathleen A. McGah       Assistant Secretary               January 27, 1995

Lewis E. Daidone        Treasurer                         October 25, 1996

Irving David            Controller                        October 25, 1996

Barbara Brinn           Assistant Treasurer               October 25, 1996

Marianne Motley         Assistant Treasurer               October 25, 1996

Anthony Pace            Assistant Treasurer               October 25, 1996


       The officers of the Trust serve for one year or until their respective successors are chosen and qualified. The Trust pays no salaries or compensation to any of its officers, all of whom are employees of The Travelers Insurance Company or its affiliates.

                                   APPENDIX A

PROPOSED FUNDAMENTAL INVESTMENT POLICIES

Subject to shareholder approval at a meeting held April 30, 1999, the Fund adopted the following investment policies as fundamental (those that may not be changed without shareholder approval). The Fund may not:

1. DIVERSIFICATION: with respect to 75% of its assets, purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies or instrumentalities or a security of an investment company if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2. INDUSTRY CONCENTRATION: purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on : (1) investments in U. S. government securities, in repurchase agreements covering U. S. government securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to
Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3. BORROWING: borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund's total assets.

4. REAL ESTATE: purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

5. LENDING: make loans to other parties if, as a result, more than one-third of its total assets would be loaned to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

6. COMMODITIES: purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7. UNDERWRITING: underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

8. SENIOR SECURITIES: issue any class of senior securities except to the extent consistent with the 1940 Act.

PROPOSED OPERATING (NONFUNDAMENTAL) POLICIES

The following investment policies are operating (nonfundamental) policies with which the Fund (except as noted) currently complies:

1. BORROWING: for purpose of the 1 limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (5) the lending of securities ("leverage transactions"). (See Fundamental Limitation No. 2 "Borrowing".)

2. LIQUIDITY: The Fund will not invest more than 15% (10% for Money Market Portfolio) of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and, (3) securities subject to policies on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Fund's Board of Trustees.

3. EXERCISING CONTROL OF ISSUERS: The Fund will not make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

4. OTHER INVESTMENT COMPANIES: The Fund will not invest in securities of another investment company, except to the extent permitted by the 1940 Act.

5. SHORT SALES: The Fund will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against-the-box"), provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

6. PURCHASING ON MARGIN: The Fund will not purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

7. LENDING: The Fund will not lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund's total assets.

                                   APPENDIX B
                           CAPITAL APPRECIATION FUND

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund will not:

    (1) invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

    (2) invest in more than 10% of any class of securities of any one issuer;

    (3) invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

    (4) borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of the Fund's net assets, including the amount borrowed; the Fund has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Fund's gross assets computed at cost;

    (5) underwrite securities, except that the Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Fund may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

    (6) purchase real estate investment trusts that deal in real estate or interests therein, or commodities or commodity contracts, except transactions involving financial futures in order to limit transactions and borrowing costs, and for hedging purposes;

    (7)    invest for the primary purpose of control or management;

    (8) make margin purchases or short sales of securities, except that the Fund may place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts;

    (9) make loans, except that the Fund may purchase money market securities, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Fund's investment objective and policies;

    (10) invest more than 25% of its total assets in the securities of issuers in any single industry;

    (11) purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

    (12) invest in interests in oil, gas or other mineral exploration or development programs;

    (13) invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Fund in units or attached to securities will be deemed to be without value with regard to this restriction. The Fund is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of The Travelers Investment Management Company Inc. ("TIMCO") have a substantial interest; or

    (14) invest in an amount of up to 10% of the value of the Fund's net assets in restricted securities which may not be publicly sold without registration under the 1933 Act.

                             HIGH YIELD BOND TRUST

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

    The Fund will not:

    1. invest more than 5% of its total assets in any one issuer with regard to 85% of the Fund's assets;

    2. invest in more than 10% of any class of securities (as defined in the Declaration of Trust) of any one issuer;

    3. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding, according to the 1940 Act, a borrowing may not exceed one-third of the value of the Fund's net assets, including the amount borrowed; the Fund has no intention of attempting to increase its net income by borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Fund's gross assets computed at cost;

    4. underwrite securities, except that the Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Fund may be deemed to be an underwriter, as defined in the Securities Act of 1933;

    5. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interests in real estate or mortgages, or commodities or commodity contracts;

    6.     invest for the primary purpose of control or management;

    7.     make margin purchases or short sales of securities;

    8. make loans, except that the Fund may purchase money market securities, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Fund's investment objective and policies;

    10. invest more than 25% of its total assets in the securities of issuers in any single industry;

    11. purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company. When consistent with its investment objectives, the Fund may purchase securities of brokers, dealers, underwriters or investment advisers. The Fund is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of the Fund's adviser have a substantial interest; or

    12. invest more than 10% of the value of the Fund's net assets in illiquid securities.

                              MANAGED ASSETS TRUST

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund will not:

(1) purchase any securities which are rated lower than BBB by S&P, BAA by Moody's or, if unrated by such services, are, in TAMIC's opinion, of equivalent quality, if as a result more than 10% of the Fund's assets which are invested in debt securities would be invested in such securities; or purchase any debt securities rated B or lower by either service or their equivalent;

(2) purchase any securities (other than securities issued by the U.S. Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) of any issuer if as a result more than 5% of its total assets would be invested in the securities of the issuer, except that up to 25% of its total assets may be invested without regard to this 5% limitation;

(3) invest in securities of a single issuer if, as a result, the Fund owns more than 10% of the outstanding voting securities of such issuer;

(4) borrow money, except from banks as a temporary measure in an amount not to exceed 10% of its total assets to facilitate redemptions or for emergency or extraordinary purposes, and any such borrowings will be repaid before additional investments are made;

(5) pledge assets, except to secure indebtedness permitted by restriction (4) above and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the Fund's total assets;

(6) underwrite securities of other issuers, except that the Fund may purchase securities from the issuer thereof or others and dispose of such securities in a manner consistent with its investment objective and policies;

(7) purchase or sell real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

(8) purchase or sell commodities or commodity contracts, except transactions involving financial futures contracts in order to limit transaction and borrowing costs and for hedging purposes;

(9)    invest for the purpose of control or management;

(10) purchase securities on margin, except that the Fund may obtain such short term credits as may be necessary for the clearance of purchases and sales of securities and place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts;

(11)   make short sales of securities or maintain short positions;

(12) make loans, except that the Fund may purchase or hold debt obligations and repurchase agreements in a manner consistent with its investment objective and restrictions;

(13) purchase any security if as a result more than 25% of its total assets would be invested in a single industry;

(14) purchase securities of other investment companies, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company or in connection with a merger, consolidation, purchase of assets or similar transaction approved by the Fund's shareholders; or

(15)   invest more than 10% of its total assets in illiquid securities.

                             MONEY MARKET PORTFOLIO

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund will not:

(1) purchase any security which has a maturity date more than one year from the date of the Fund's purchase;

(2) invest more than 25% of its assets in the securities of issuers in any single industry, exclusive of securities issued by banks or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(3) invest more than 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government. However, the Fund may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof.

(4) invest in more than 10% of the outstanding securities of any one issuer, exclusive of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(5) borrow money except from banks on a temporary basis in an aggregate amount not to exceed one-third of the Fund's assets, including the amount borrowed, and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments, and the Fund will not purchase any investments while any such borrowings exist;

(6) pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 15% of the Fund's assets;

(7) make loans, provided that the Fund may purchase money market securities or enter into repurchase agreements;

(8) enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements maturing in more than seven days;

(9)    make investments for the purpose of exercising control;

(10) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(11) invest in real estate, other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein, commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(12)   purchase any securities on margin;

(13) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;

(14) invest in securities of issuers, other than agencies and instrumentalities of the U.S. Government, having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities;

(15) purchase or retain securities of any issuer if those officers, Trustees or Directors of the Fund or TAMIC who own individually more than 0.5% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or

(16)   act as an underwriter of securities.

                           CAPITAL APPRECIATION FUND
                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                   March 5, 1999

To the Shareholders:

           Notice is hereby given that a Special Shareholder Meeting of Capital Appreciation Fund (the "Fund") will be held at its office at One Tower Square, Hartford, Connecticut on Friday, April 30, 1999 at 9:00 a.m. for the following purposes:

1.         PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES


           Item 1.A. Proposal To Amend The Fundamental Investment Policy On Issuer Diversification
           Item 1.B. Proposal To Amend The Fundamental Investment Policy On Industry Concentration
           Item 1.C. Proposal To Amend The Fundamental Investment Policy On Borrowing
           Item 1.D. Proposal To Amend The Fundamental Investment Policy On Real Estate
           Item 1.E.      Proposal To Amend The Fundamental Investment Policy On
                          Loans
           Item 1.F. Proposal To Amend The Fundamental Investment Policy On Commodities
           Item 1.G. Proposal To Amend The Fundamental Investment Policy On Underwriting


2. PROPOSAL TO REDESIGNATE AND AMEND OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES


           Item 2.A. Proposal To Redesignate And Amend The Fundamental Investment Policy On Liquidity
           Item 2.B Proposal To Redesignate And Amend The Fundamental Investment Policy On Investments To Exercise Control
           Item 2.C.      Proposal to Redesignate and Amend the Fundamental
                          Investment Policy on Short Sales
           Item 2.D.      Proposal To Redesignate And Amend The Fundamental
                          Investment Policy On Purchasing On Margin
           Item 2.E. Proposal To Redesignate And Amend The Fundamental Investment Policy On Pledging Assets
           Item 2.F.      Proposal To Eliminate The Fundamental Investment
                          Policy On Oil, Gas And Minerals
           Item 2.G.      Proposal To Eliminate The Fundamental Investment
                          Policy On "Unseasoned Issuers"
           Item 2.I. Proposal To Eliminate The Fundamental Investment Policy On Investing In Warrants
           Item 2.J. Proposal To Redesignate And Amend The Fundamental Investment Policy On Investing In The Securities Of Other Investment Companies
           Item 2.M. Proposal to Eliminate the Fundamental Investment Policy on Securities in Which Management Holds


3. PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO PERMIT THE FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

4. To act on any and all such other business as may properly come before the meeting.

The close of business on March 1, 1999 has been fixed as the record date for the determination of beneficial Shareholders entitled to notice of and to vote at said meeting.

           By order of the Board of Trustees.


                                                    ERNEST J. WRIGHT, SECRETARY

Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU
OWN.

                             HIGH YIELD BOND TRUST
                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                  March 5, 1999

To the Shareholders:

           Notice is hereby given that a Special Shareholder Meeting of High Yield Bond Trust (the "Fund") will be held at its office at One Tower Square, Hartford, Connecticut on Friday, April 30, 1999 at 9:00 a.m. for the following purposes:

1.         PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES


           Item 1.A. Proposal To Amend The Fundamental Investment Policy On Issuer Diversification
           Item 1.B. Proposal To Amend The Fundamental Investment Policy On Industry Concentration
           Item 1.C. Proposal To Amend The Fundamental Investment Policy On Borrowing
           Item 1.D. Proposal To Amend The Fundamental Investment Policy On Real Estate
           Item 1.E.      Proposal To Amend The Fundamental Investment Policy On
                          Loans
           Item 1.F. Proposal To Amend The Fundamental Investment Policy On Commodities
           Item 1.G. Proposal To Amend The Fundamental Investment Policy On Underwriting


2. PROPOSAL TO REDESIGNATE AND AMEND OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES


           Item 2.A. Proposal To Redesignate And Amend The Fundamental Investment Policy On Liquidity
           Item 2.B Proposal To Redesignate And Amend The Fundamental Investment Policy On Investments To Exercise Control
           Item 2.C.      Proposal to Redesignate and Amend the Fundamental
                          Investment Policy on Short Sales
           Item 2.D.      Proposal To Redesignate And Amend The Fundamental
                          Investment Policy On Purchasing On Margin
           Item 2.E.      Proposal To Redesignate And Amend The Fundamental
                          Investment Policy On Pledging Assets
           Item 2.J.      Proposal To Redesignate And Amend The Fundamental
                          Investment Policy On Investing In The Securities Of Other Investment Companies
           Item 2.M. Proposal to Eliminate the Fundamental Investment Policy on Securities in Which Management Holds Interests


3. PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO PERMIT THE FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

4. To act on any and all such other business as may properly come before the meeting.

The close of business on March 1, 1999 has been fixed as the record date for the determination of beneficial Shareholders entitled to notice of and to vote at said meeting.

           By order of the Board of Trustees.

                                                    ERNEST J. WRIGHT, SECRETARY

Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU
OWN.

                              MANAGED ASSETS TRUST
                                ONE TOWER SQUARE
                           HARTFORD, CONNECTICUT 06183

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                  March 5, 1999

To the Shareholders:

           Notice is hereby given that a Special Shareholder Meeting of Managed Assets Trust (the "Fund") will be held at its office at One Tower Square, Hartford, Connecticut on Friday, April 30, 1999 at 9:00 a.m. for the following purposes:

1.         PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES


           Item 1.A. Proposal To Amend The Fundamental Investment Policy On Issuer Diversification
           Item 1.B. Proposal To Amend The Fundamental Investment Policy On Industry Concentration
           Item 1.C. Proposal To Amend The Fundamental Investment Policy On Borrowing
           Item 1.D. Proposal To Amend The Fundamental Investment Policy On Real Estate
           Item 1.E.      Proposal To Amend The Fundamental Investment Policy On
                          Loans
           Item 1.F. Proposal To Amend The Fundamental Investment Policy On Commodities
           Item 1.G. Proposal To Amend The Fundamental Investment Policy On Underwriting

2. PROPOSAL TO REDESIGNATE AND AMEND OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES


           Item 2.A. Proposal To Redesignate And Amend The Fundamental Investment Policy On Liquidity
           Item 2.B Proposal To Redesignate And Amend The Fundamental Investment Policy On Investments To Exercise Control
           Item 2.C.      Proposal to Redesignate and Amend the Fundamental
                          Investment Policy on Short Sales
           Item 2.D.      Proposal To Redesignate And Amend The Fundamental
                          Investment Policy On Purchasing On Margin
           Item 2.E.      Proposal To Redesignate And Amend The Fundamental
                          Investment Policy On Pledging Assets
           Item 2.J.      Proposal To Redesignate And Amend The Fundamental
                          Investment Policy On Investing In The Securities Of Other Investment Companies
           Item 2.L. Proposal to Redesignate the Fundamental Investment Policy on "Credit Ratings of Issuers"


3. PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO PERMIT THE FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

4. To act on any and all such other business as may properly come before the meeting.

The close of business on March 1, 1999 has been fixed as the record date for the determination of beneficial Shareholders entitled to notice of and to vote at said meeting.

           By order of the Board of Trustees.


                                                    ERNEST J. WRIGHT, SECRETARY

Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU
OWN.

                             MONEY MARKET PORTFOLIO
                                ONE TOWER SQUARE
                           HARTFORD, CONNECTICUT 06183

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                   March 5, 1999

To the Shareholders:

           Notice is hereby given that a Special Shareholder Meeting of Money Market Portfolio (the "Fund") will be held at its office at One Tower Square, Hartford, Connecticut on Friday, April 30, 1999 at 9:00 a.m. for the following purposes:

1.         PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES


           Item 1.A. Proposal To Amend The Fundamental Investment Policy On Issuer Diversification
           Item 1.B. Proposal To Amend The Fundamental Investment Policy On Industry Concentration
           Item 1.C. Proposal To Amend The Fundamental Investment Policy On Borrowing
           Item 1.D. Proposal To Amend The Fundamental Investment Policy On Real Estate
           Item 1.E.      Proposal To Amend The Fundamental Investment Policy On
                          Loans
           Item 1.F. Proposal To Amend The Fundamental Investment Policy On Commodities
           Item 1.G. Proposal To Amend The Fundamental Investment Policy On Underwriting

2. PROPOSAL TO REDESIGNATE AND AMEND OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES


           Item 2.A. Proposal To Redesignate And Amend The Fundamental Investment Policy On Liquidity
           Item 2.B Proposal To Redesignate And Amend The Fundamental Investment Policy On Investments To Exercise Control
           Item 2.C.      Proposal to Redesignate and Amend the Fundamental
                          Investment Policy on Short Sales
           Item 2.D.      Proposal To Redesignate And Amend The Fundamental
                          Investment Policy On Purchasing On Margin
           Item 2.E. Proposal To Redesignate And Amend The Fundamental Investment Policy On Pledging Assets
           Item 2.F.      Proposal To Eliminate The Fundamental Investment
                          Policy On Oil, Gas And Minerals
           Item 2.G.      Proposal To Eliminate The Fundamental Investment
                          Policy On "Unseasoned Issuers"
           Item 2.H. Proposal To Eliminate the Fundamental Investment Policies on Puts, Calls, Straddles, Spreads, or Combinations
           Item 2.J. Proposal To Redesignate and Amend the Fundamental Investment Policy on Investing in the Securities of Other Investment Company
           Item 2.K. Proposal To Redesignate and Amend the Fundamental Investment Policy on Maximum Maturity of Investments to Comply with Rule 2a-7.
           Item 2.M. Proposal to Eliminate the Fundamental Investment Policy on Securities in Which Management Holds Interests


3. PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO PERMIT THE FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

4. To act on any and all such other business as may properly come before the meeting.

The close of business on March 1, 1999 has been fixed as the record date for the determination of beneficial Shareholders entitled to notice of and to vote at said meeting.

           By order of the Board of Trustees.



                                                    ERNEST J. WRIGHT, SECRETARY

Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU
OWN.

                            CAPITAL APPRECIATION FUND

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of Capital Appreciation Fund which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.


                                                                                              FOR       AGAINST      ABSTAIN

1.      PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES


           Item 1.A. Proposal to Amend the Fundamental Investment Policy on Issuer Diversification
           Item 1.B. Proposal to Amend the Fundamental Investment Policy on Industry Concentration
           Item 1.C. Proposal to Amend the Fundamental Investment Policy on Borrowing
           Item 1.D. Proposal to Amend the Fundamental Investment Policy on Real Estate
           Item 1.E.      Proposal to Amend the Fundamental Investment Policy on
                          Loans
           Item 1.F. Proposal to Amend the Fundamental Investment Policy on Commodities
           Item 1.G. Proposal to Amend the Fundamental Investment Policy on Underwriting


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES


           Item 2.A. Proposal to Redesignate the Fundamental Investment Policy on Liquidity
           Item 2.B Proposal to Redesignate and Amend The Fundamental Investment Policy On Investments to Exercise Control
           Item 2.C.      Proposal to Redesignate and Amend the Fundamental
                          Investment Policy On Short Sales
           Item 2.D.      Proposal to Redesignate and Amend the Fundamental
                          Investment Policy On Purchasing On Margin
           Item 2.E. Proposal to Redesignate the Fundamental Investment Policy on Pledging Assets
           Item 2.F.      Proposal to Eliminate the Fundamental Investment
                          Policy on Oil, Gas and Minerals
           Item 2.G.      Proposal to Eliminate the Fundamental Investment
                          Policy on "Unseasoned Issuers"
           Item 2.I. Proposal to Eliminate Fundamental Investment Policy on Investing in Warrants
           Item 2.J. Proposal to Redesignate the Fundamental Investment Policy on Investing in the Securities of Other Investment Companies
           Item 2.M. Proposal to Eliminate the Fundamental Investment Policy on Securities in Which Management Holds Interests


3.         PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
           PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE
           FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                 PLEASE MARK, SIGN DATE AND RETURN THIS PROXY
                                 CARD PROMPTLY USING THE ENCLOSED
                                 PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                 PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.


                                 DATE:                            , 1999
                                       ---------------------------

                                 If signing in a representative capacity (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.


                                 ----------------------------------------------
                                 Signature(s) if held jointly (Title(s), if required)

                              HIGH YIELD BOND TRUST

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of High Yield Bond Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                                                                    FOR        AGAINST       ABSTAIN


1.      PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

           Item 1.A. Proposal to Amend the Fundamental Investment Policy on Issuer Diversification
           Item 1.B. Proposal to Amend the Fundamental Investment Policy on Industry Concentration
           Item 1.C. Proposal to Amend the Fundamental Investment Policy on Borrowing
           Item 1.D. Proposal to Amend the Fundamental Investment Policy on Real Estate
           Item 1.E.      Proposal to Amend the Fundamental Investment Policy on
                          Loans
           Item 1.F. Proposal to Amend the Fundamental Investment Policy on Commodities
           Item 1.G. Proposal to Amend the Fundamental Investment Policy on Underwriting


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES


           Item 2.A. Proposal to Redesignate the Fundamental Investment Policy on Liquidity
           Item 2.B Proposal to Redesignate and Amend the Fundamental Investment Policy on Investments to Exercise Control
           Item 2.C.      Proposal to Redesignate and Amend the Fundamental
                          Investment Policy on Short Sales
           Item 2.D.      Proposal to Redesignate and Amend the Fundamental
                          Investment Policy on Purchasing on Margin
           Item 2.E. Proposal to Redesignate the Fundamental Investment Policy on Pledging Assets
           Item 2.J. Proposal to Redesignate the Fundamental Investment Policy on Investing in the Securities of Other Investment Companies
           Item 2.M. Proposal to Eliminate the Fundamental Investment Policy on Securities in Which Management Holds Interests


3. PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                   PLEASE MARK, SIGN DATE AND RETURN THIS PROXY
                                   CARD PROMPTLY USING THE ENCLOSED
                                   PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                   PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.

                                   DATE:                                , 1999
                                         -------------------------------

                                   If signing in a representative capacity (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.

                                   -------------------------------------------
                                   Signature(s) if held jointly (Title(s), if required)

                              MANAGED ASSETS TRUST

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of Managed Assets Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

             PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW

                                                                                                      FOR      AGAINST     ABSTAIN

1.      PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES


           Item 1.A. Proposal to Amend the Fundamental Investment Policy on Issuer Diversification
           Item 1.B. Proposal to Amend the Fundamental Investment Policy on Industry Concentration
           Item 1.C. Proposal to Amend the Fundamental Investment Policy on Borrowing
           Item 1.D. Proposal to Amend the Fundamental Investment Policy on Real Estate
           Item 1.E.      Proposal to Amend the Fundamental Investment Policy on
                          Loans
           Item 1.F. Proposal to Amend the Fundamental Investment Policy on Commodities
           Item 1.G. Proposal to Amend the Fundamental Investment Policy on Underwriting



2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES



           Item 2.A. Proposal to Redesignate the Fundamental Investment Policy on Liquidity
           Item 2.B Proposal to Redesignate and Amend The Fundamental Investment Policy on Investments to Exercise Control
           Item 2.C.      Proposal to Redesignate and Amend The Fundamental
                          Investment Policy on Short Sales
           Item 2.D.      Proposal to Redesignate and Amend The Fundamental
                          Investment Policy on Purchasing on Margin
           Item 2.E. Proposal to Redesignate the Fundamental Investment Policy on Pledging Assets
           Item 2.J. Proposal to Redesignate the Fundamental Investment Policy on Investing in the Securities of Other Investment Companies
           Item 2.L. Proposal to Redesignate the Fundamental Investment Policy on "Credit Ratings of Issuers"


3. PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                  PLEASE MARK, SIGN DATE AND RETURN THIS PROXY
                                  CARD PROMPTLY USING THE ENCLOSED
                                  PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                  PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.

                                  DATE:                                  , 1999
                                        ---------------------------------

                                  If signing in a representative capacity (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.

                                  ---------------------------------------------
                                  Signature(s) if held jointly (Title(s), if required)

                             MONEY MARKET PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of Money Market Portfolio which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                                                                          FOR   AGAINST   ABSTAIN

1.      PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES


           Item 1.A. Proposal to Amend the Fundamental Investment Policy on Issuer Diversification
           Item 1.B. Proposal to Amend the Fundamental Investment Policy on Industry Concentration
           Item 1.C. Proposal to Amend the Fundamental Investment Policy on Borrowing
           Item 1.D. Proposal to Amend the Fundamental Investment Policy on Real Estate
           Item 1.E.      Proposal to Amend the Fundamental Investment Policy on
                          Loans
           Item 1.F. Proposal to Amend the Fundamental Investment Policy on Commodities
           Item 1.G. Proposal to Amend the Fundamental Investment Policy on Underwriting


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES


           Item 2.A. Proposal to Redesignate the Fundamental Investment Policy on Liquidity
           Item 2.B Proposal to Redesignate and Amend the Fundamental Investment Policy on Investments To Exercise Control
           Item 2.C.      Proposal to Redesignate and Amend the Fundamental
                          Investment Policy on Short Sales
           Item 2.D.      Proposal to Redesignate and Amend the Fundamental
                          Investment Policy on Purchasing On Margin
           Item 2.E. Proposal to Redesignate the Fundamental Investment Policy on Pledging Assets
           Item 2.F.      Proposal to Eliminate the Fundamental Investment
                          Policy on Oil, Gas And Minerals
           Item 2.G.      Proposal to Eliminate the Fundamental Investment
                          Policy on "Unseasoned Issuers"
           Item 2.H. Proposal to Eliminate the Fundamental Investment Policy on Puts And Calls
           Item 2.J. Proposal to Redesignate The Fundamental Investment Policy On Investing in the Securities of Other Investment Companies
           Item 2.K. Proposal to Re Designate and Amend the Fundamental Investment Policy on Maximum Maturity of Investments to Comply with Rule 2a-7
           Item 2.M. Proposal to Eliminate the Fundamental Investment Policy on Securities in Which Management Holds Interests


3.         PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
           PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE
           FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                PLEASE MARK, SIGN DATE AND RETURN THIS PROXY
                                CARD PROMPTLY USING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.

                                DATE:                         , 1999
                                      ------------------------

                                If signing in a representative capacity (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.

                                -----------------------------------------------
                                Signature(s) if held jointly (Title(s), if required)